Exhibit 10.2

AMENDMENT #2 TO

AGREEMENT AMONG THE ATTORNEY GENERAL OF THE STATE OF NEW YORK, THE SUPERINTENDENT OF INSURANCE OF THE STATE OF NEW YORK, THE ATTORNEY GENERAL OF THE STATE OF CONNECTICUT, THE ILLINOIS ATTORNEY GENERAL, THE DIRECTOR OF THE DIVISION OF INSURANCE, ILLINOIS DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION, AND AON CORPORATION AND ITS SUBSIDIARIES AND AFFILIATES (COLLECTIVELY “AON”) DATED MARCH 4, 2005 (hereinafter, the “Settlement Agreement”)

WHEREAS, on July 20, 2005 the parties entered into Amendment #1 to the Settlement Agreement to clarify its application to certain Aon businesses and practices;

WHEREAS, the parties have agreed to further amend the Settlement Agreement to clarify its application to certain other Aon businesses;

NOW THEREFORE, the parties agree that the Settlement Agreement shall be clarified and amended as follows:

1.             The Settlement Agreement has not been applicable to and shall not be applicable to the below-listed wholesale brokerage subsidiaries of Aon that are subject to the Purchase Agreement dated September 22, 2005 among Aon and certain of its affiliates and HMSC Holdings Corp. (the “Swett & Crawford Subsidiaries”) so long as the purchase of such Subsidiaries is completed by end of December 31, 2005. If the Swett & Crawford Subsidiaries remain as Aon subsidiaries on January 1, 2006, the Settlement Agreement shall apply to the Swett & Crawford subsidiaries as of that date. The Swett & Crawford Subsidiaries are:

The Swett & Crawford Group, Inc.

Swett & Crawford

Swett & Crawford of Hawaii, Inc.

Swett & Crawford of Texas, Inc.

Swett & Crawford of Colorado, Inc.

Swett & Crawford Insurance Agency of Massachusetts, Inc.

Swett & Crawford of Arizona, Inc.

Swett & Crawford of Connecticut, Inc,

Swett & Crawford of Idaho, Inc,

Swett & Crawford of Maine, Inc.

Swett & Crawford of Nevada, Inc.

Swett & Crawford of Pennsylvania, Inc.

Swett & Crawford of Illinois, Inc.

Swett & Crawford of Ohio, Inc.

J.H. Blades & Co., Inc.

J.H. Blades & Co. (Agency) Inc.

Sherwood Insurance Services

Sherwood Insurance Services of Washington, Inc.

WHEREFORE, the following signatures are affixed hereto on this th day of October, 2005.

ELIOT SPITZER	HOWARD MILLS
By:	By:

/s/	/s/ Andrey Samers, Deputy Superintendent and General Counsel
Attorney General of the	Superintendent of Insurance
State of New York	New York State Insurance Department
120 Broadway, 25th Floor	25 Beaver Street
New York, NY 10271	New York, NY 10004

RICHARD BLUMENTHAL	PEOPLE OF THE STATE OF ILLINOIS

/s/ Richard Blumenthal	/s/
Attorney General of the	by:	Lisa Madigan
State of Connecticut		Attorney General of the
55 Elm Street		State of Illinois
Hartford, CT 06171-0120

DEPARTMENT OF FINANCIAL AND PROFESSIONAL REGULATION OF THE STATE OF ILLLINOIS;

FERNANDO E. GRILLO, SECRETARY

DIVISION OF INSURANCE	AON CORPORATION

/s/ Michael T. McRaith	/s/ D. Cameron Findlay
Michael T. McRaith	by:	D. Cameron Findlay
Director		Executive Vice President and
General Counsel